Exhibit 99

                    AMERICAN MATURITY LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY


                               Lizabeth H. Zlatkus
                               Michael B. Cerfole
                                Stephen T. Joyce
                                 Thomas M. Marra
                             Ernest M. McNeill, Jr.
                                 John C. Walters
                              David M. Znamierowski


do hereby jointly and severally authorize Marianne O'Doherty, Richard J. Wirth, Sarah Patterson, Christopher M. Grinnell, John F. Kennedy, W. Michael Stobart, and Shane E. Daly to sign as their agent any Registration Statement pre-effective amendment, post-effective amendment and any application for exemptive relief of American Maturity Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby jointly and severally ratify such signatures heretofore made by such persons.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

         /s/    LISABETH H. ZLATKUS
                ___________________________    Dated as of March 1, 2005
                  Lizabeth H. Zlatkus

         /s/    Michael B. CEFOLE
                ___________________________    Dated as of March 1, 2005
                  Michael B. Cefole

         /s/    STEPHEN T. JOYCE
                ___________________________    Dated as of March 1, 2005
                  Stephen T. Joyce

         /s/    THOMAS M. MARRA
                __________________________     Dated as of March 1, 2005
                  Thomas M. Marra

         /s/    ERNEST M. MCNEILL, JR.
                __________________________     Dated as of March 1, 2005
                  Ernest M. McNeill, Jr.

         /s/    JOHN C. WALTERS
                __________________________     Dated as of March 1, 2005
                  John C. Walters

         /s/    DAVID M. ZNAMIEROWSKI
                __________________________     Dated as of March 1, 2005
                  David M. Znamierowski